CERTIFICATION

     In connection with the Annual Report of Village Green Bookstore, Inc. (the "Company") on Form 10-KSB for the period ending February 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris Diamond, President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the financial statements are unaudited; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:07/12/04                          /s/ Morris Diamond
                                       -----------------------------------------
                                       Morris Diamond
                                       President and Principal Financial Officer